STATEMENT OF INVESTMENTS
BNY Mellon Ultra Short Income Fund

August 31, 2020 (Unaudited)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Commercial Paper - 52.2%
ABN Amro Funding USA	1.83	10/2/2020	5,000,000	[a]	4,999,289
Australia and New Zealand Banking Group	0.20	2/25/2021	4,000,000	[a]	3,997,152
Bank of Nova Scotia, 3 Month EFFR +.36%	0.45	9/2/2020	4,000,000	[b,c]	4,000,000
Dexia Credit Local	0.22	2/25/2021	3,000,000	[a]	2,997,849
Erste Abwicklungsanstalt	0.30	1/8/2021	4,000,000	[a]	3,997,949
Exxon Mobil Corp.	0.20	2/4/2021	4,000,000	[a]	3,997,785
Kfw	0.20	2/11/2021	4,000,000	[a]	3,996,647
Lloyds Bank/NY	0.27	11/23/2020	2,000,000	[a]	1,999,351
Neder Waterschapsbank	0.22	10/13/2020	3,000,000	[a]	2,999,541
Ontario Teachers Finance Trust	0.24	2/12/2021	4,000,000	[a]	3,997,158
Sumitomo Mitsui Trust Bank	0.39	12/4/2020	4,000,000	[a]	3,998,206
Westpac Banking, 3 Month LIBOR +.15%	0.49	9/3/2020	3,000,000	[b,c]	3,001,402
Total Commercial Paper (cost $43,963,415)			43,982,329
Negotiable Bank Certificates of Deposit - 43.3%
BNP Paribas/NY, 1 Month SOFR +.21%	0.28	9/2/2020	4,000,000	[b]	4,001,429
Canadian Imperial Bank of Commerce/NY, 1 Month EFFR +.16%	0.25	9/3/2020	4,500,000	[b]	4,499,454
HSBC Bank USA, 1 Month LIBOR +.12%	0.28	9/10/2020	3,000,000	[b]	3,000,500
Mitsubishi Trust & Banking Corp.	0.35	2/11/2021	4,000,000		4,002,383
Mizuho Bank/NY	0.27	10/15/2020	4,000,000		4,000,600
Natixis/NY	0.95	9/9/2020	4,500,000		4,500,950
Norinchukin Bank	0.38	12/4/2020	4,000,000		4,001,897
Sumitomo Mitsui Banking Corp.	0.23	10/29/2020	4,000,000		4,000,563
Toronto-Dominion Bank/NY, 3 Month SOFR +.15%	0.22	9/2/2020	4,500,000	[b]	4,500,470
Total Negotiable Bank Certificates of Deposit (cost $36,500,662)			36,508,246
Investment Companies - 4.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,751,486)	0.20		3,751,486	[d]	3,751,486
Total Investments (cost $84,215,563)			99.9%	84,242,061
Cash and Receivables (Net)			.1%	98,206
Net Assets			100.0%	84,340,267

EFFR—Effective Federal Funds Rate

STATEMENT OF INVESTMENTS (Unaudited) (continued)

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

a Security is a discount security. Income is recognized through the accretion of discount.

b Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities amounted to $7,001,402 or 8.3% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Ultra Short Income Fund

August 31, 2020 (Unaudited)

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Commercial Paper	-	43,982,329	-	43,982,329
Investment Companies	3,751,486	-	-	3,751,486
Negotiable Bank Certificates of Deposit	-	36,508,246	-	36,508,246

†  See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the fund’s Board Members (“Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2020, accumulated net unrealized appreciation on investments was $26,498, consisting of $27,045 gross unrealized appreciation and $547 gross unrealized depreciation.

At August 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.